Exhibit 10.16

AMENDMENT NO. 2

TO

SUBLICENSE AGREEMENT

This Amendment No. 2 (this “Amendment”) to the Sublicense Agreement is made and entered into as of the 29th day of August 2018 by and between Hoth Therapeutics, Inc. (“Hoth”) and Chelexa BioSciences, Inc. (“Chelexa”).

WHEREAS, on May 26, 2017, Hoth and Chelexa entered into a Sublicense Agreement, as amended on August 22, 2018 (the “Agreement”);

WHEREAS, Hoth and Chelexa desire to make certain amendments to the Agreement as set forth herein.

NOW, THEREFORE, in consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

1.	Any capitalized but undefined terms referenced herein shall bear such meaning ascribed to them in the Agreement.

2.	Section 1.11 of the Agreement is hereby amended and restated as follows:

1.11 “Term” means the period beginning on the Effective Date and extending to the later of  (i) April 16, 2034 or (ii) the last to expire patent in the Patent Rights. Hoth, in its sole  discretion, has the first right of refusal to renew the Term.

3.	This Amendment shall be construed and interpreted in accordance with the laws of the State of New York without giving effect to the conflict of laws rules thereof or the actual domiciles of the parties.

4.	Except as amended hereby, the terms and provisions of the Agreement shall remain in full force and effect, and the Agreement is in all respects ratified and confirmed. On and after the date of this Amendment, each reference in the Agreement to the “Agreement”, “hereinafter”, “herein”, “hereinafter”, “hereunder”, “hereof”, or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

5.	This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first stated above.

HOTH THERAPEUTICS, INC.

Robb Knie, Chief Executive Officer

CHELEXA BIOSCIENCES, INC.

Kenneth Rice, Executive Chairman

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